                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 14, 2002


                                ----------------


                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                                          22-2889587
--------------------------------------------------------------------------------
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                          Identification No.)

   5555 San Felipe Road, Houston, TX                            77056
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


                                 (713) 877-8006
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report.)

Item 5. Other Events.

         On January 15, 2003, KCS Energy, Inc. issued a press release announcing the completion of its previously announced financing and that the company paid off its maturing senior notes. A copy of the press release is attached hereto as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         Exhibit 99.1
         Press release dated January 15, 2003.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 KCS Energy, Inc.



         January 20, 2003                        /s/ Frederick Dwyer
                                               --------------------------
                                                     Frederick Dwyer
                                               Vice President, Controller
                                                       and Secretary

                               INDEX TO EXHIBITS


Exhibit
Number                    Description
-------                   -----------

Ex. 99.1         Press release dated January 15, 2003